Income Taxes - Deferred Income Taxes (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred income tax assets:
Future deductible differences	$ 316	$ 1,934
Tax loss carry-forward	1,199	1,196
Total deferred income tax assets	1,515	3,130
Deferred income tax liabilities:
Intangible assets	(7,222)	(8,210)
Property, plant and equipment, net	(4,810)	(5,101)
Other	(1,009)	(736)
Total deferred income tax liabilities	(13,041)	(14,047)
Net deferred income tax liabilities	$ (11,526)	$ (10,917)